                                                                    EXHIBIT 10.1

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated effective as of June 26, 2002, is among ENCOMPASS SERVICES CORPORATION, a Texas corporation (formerly Group Maintenance America Corp., the "Company"), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively, the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Banks" (together with each other Person who becomes a Bank, collectively, the "Banks"), JPMORGAN CHASE BANK (formerly the Chase Manhattan Bank), individually as a Bank and as Syndication Agent (the "Syndication Agent"), WACHOVIA BANK NATIONAL ASSOCIATION (formerly First Union National Bank), individually as a Bank and as Documentation Agent (the "Documentation Agent"), and BANK OF AMERICA, N.A., individually as a Bank ("Bank of America") and as Administrative Agent for the other Banks (in such capacity, together with any other Person who becomes the administrative agent, the "Administrative Agent").

         A. The Company, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent have entered into that certain Credit Agreement dated as of February 22, 2000 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement").

         B. The Company has requested that the Credit Agreement be amended in certain respects, and the Banks party hereto are willing to comply with such request subject to the terms and provisions of this Amendment.

         NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                    ARTICLE 2

                                   Amendments

         Section 2.1 Addition of Definitions to Section 1.01. The following definitions are hereby inserted in alphabetical order to Section 1.01 of the Credit Agreement to read in their entirety as follows:

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 1

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                  "Additional Reserves" means certain reserves or write-offs that the Company and its Subsidiaries, on a consolidated basis, would be required to establish for certain additional outstanding receivables or claims originated prior to December 31, 2001, so long as such reserves or write-offs are established after the Fifth Amendment Effective Date.

                  "Amended and Restated Security Agreement" means that certain Amended and Restated Security Agreement covering all of the Collateral of the Company and each of its Domestic Subsidiaries, executed by the Company, the Domestic Subsidiaries and the Administrative Agent for the benefit of itself and the Banks dated as of June 26, 2002.

                  "Consolidating" means provided by reportable business segment applied consistently with Securities and Exchange Commission regulations for public companies.

                  "Equity Investment" means the Company's sale of $35,000,000 of Common Stock to the Apollo Group in (a) a common stock rights offering or (b) another form of investment.

                  "Equity Investment Surplus" means the Company's sale of Common Stock, concurrent with, but other than the Equity Investment, in (a) a common stock rights offering or (b) another form of investment.

                  "Equity Investment Transaction" means the following:

                  (a)      the Equity Investment shall have occurred;

                  (b) all gross proceeds from the Equity Investment of $35,000,000 less the Permitted Expenses shall have been applied to the Loans as set forth in Section 2.07(b)(v), and shall not be less than $31,000,000; and

                  (c) the Company shall have paid substantially all the fees and expenses related to the Equity Investment and the Equity Investment Surplus that are required to be paid by the Company.

                  "Excess Cash Flow" means with respect to any twelve month period ending March 31 (which shall be calculated commencing March 31, 2003), for the Company and its Subsidiaries on a consolidated basis, an amount equal to EBITDA minus the sum of (a) consolidated Capital Expenditures, (b) consolidated interest expense, (c) federal, state and other income taxes actually paid by the Company and its Subsidiaries on a consolidated basis, (d) scheduled consolidated Funded Debt payments,
         (e) voluntary prepayments of any Indebtedness other than Indebtedness arising under this Agreement, so long as (i) such prepayments are otherwise permitted under this Agreement and (ii) such Indebtedness is permanently reduced by the amount of such prepayment, and (f) plus decreases in Working Capital or minus increases in Working Capital (in each case not taking into account changes in Working Capital resulting from sales or acquisitions of businesses).

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 2

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                  "Excess Permitted Expenses" means any of the Company's costs and expenses related to the Fifth Amendment, the Equity Investment or Equity Investment Surplus exceeding the amount of Permitted Expenses.

                  "Fifth Amendment" means the Fifth Amendment to this Agreement dated as of the Fifth Amendment Effective Date.

                  "Fifth Amendment Effective Date" means June 26, 2002.

                  "Junior Securities" means (a) equity securities, or (b) debt securities evidencing Indebtedness not to exceed $25,000,000 in the aggregate outstanding at any one time, or any securities that have a cash return on investment capital in the form of cash interest payments or dividends; provided that such Junior Securities:

                  (i) are subordinate to the Obligations containing subordination terms which are substantially similar to the BOSC Senior Subordinated Notes Indenture or are more favorable to senior creditors (as determined by the Administrative Agent, or if such Junior Securities shall be held by the Administrative Agent, then as determined by the Majority Banks) or that are otherwise consented to by the Majority Banks;

                  (ii)    are unsecured;

                  (iii) do not increase in the aggregate the Company's cash interest and cash dividend payments on an annual basis;

                  (iv) shall not require any payments or prepayments of principal or sinking fund amounts to be made in respect of such Indebtedness prior to the one hundred and eightieth (180th) day after the Tranche C Term Loan Maturity Date;

                  (v) shall not contain any terms as to which compliance would cause an Event of Default to occur based upon the Company's financial projections at the time of the proposed exchange;

                  (vi)    are issued by the Company;

                  (vii) contain no covenants or contain covenants that are no more restrictive or materially more burdensome to the Company and/or its Subsidiaries than (A) those contained in the documents related to the Indebtedness being exchanged, and (B) those contained in this Agreement (as determined by the Administrative Agent, or if such Junior Securities shall be held by the Administrative Agent, then as determined by the Majority Banks) or are otherwise consented to by the Majority Banks; and

                  (viii) contain no restrictions or limitations on Liens in favor of the Administrative Agent or any Bank.

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 3

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                  "Permitted Expenses" means up to $4,000,000 of the Company's costs and expenses related to the Equity Investment, Equity Investment Surplus or the Fifth Amendment that may be deducted from the Equity Investment's gross proceeds of $35,000,000, so that the net amount applied to the Loans shall not be less than $31,000,000.

                  "Telecom Receivables Income" shall have the meaning set forth in the definition of "EBITDA."

                  "Working Capital" means consolidated current assets minus consolidated current liabilities (excluding cash, cash equivalents and any Indebtedness that is classified as "current" in accordance with
         GAAP), in each case as determined in accordance with GAAP.

         Section 2.2 Amendment to Definitions in Section 1.01. The following definitions appearing in Section 1.01 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                  "Asset Disposition" means, with respect to any Person, the disposition of any asset of such Person (including, without limitation, any sale and leaseback transactions, which sale and leaseback transactions shall not exceed $10,000,000 in the aggregate during any fiscal year and the sale of any Capital Stock of any Subsidiary of such Person) other than (a) sales of Inventory in the ordinary course of business; (b) dispositions of equipment no longer used in such Person's business; (c) issuance of such Person's capital stock; (d) disposition to a Wholly-Owned Subsidiary of the Company that is a Guarantor or to the Company; (e) sales of items in one transaction or a series of related transactions which generate aggregate proceeds of $100,000 or less;
(f) insurance recoveries with respect to casualty losses; (g) sales of Janitorial Equipment provided that (i) Net Proceeds of such sales are reinvested in Janitorial Equipment within one hundred eighty (180) days of the date of such disposition; (ii) such sales are in the ordinary course of business and do not constitute a sale of all or a substantial portion of the Janitorial Equipment of the Company or any Subsidiary, and (iii) such sales do not exceed $3,000,000 in the aggregate in any single year or (h) dispositions of other equipment to be replaced (and such equipment is so replaced) with other equipment within one hundred eighty (180) days of the disposition thereof.

                  "Collateral" means (i) all personal property (except 34% of the capital stock of first-tier Foreign Subsidiaries and 100% of all capital stock of Foreign Subsidiaries that are not first-tier Foreign Subsidiaries), including all accounts, chattel paper, documents, equipment, general intangibles, goods, financial assets, letter of credit rights, commercial tort claims (to the extent in existence), investment property, instruments, inventory, pledged securities, intellectual property, deposit accounts (including all funds, certificates, checks, drafts, wire transfer receipts, and other earnings, profits, or other proceeds from time to time representing, evidencing, deposited into, or held in deposit accounts), stock rights, and motor vehicles, (ii) all of the capital stock of the Company's Domestic Subsidiaries, (iii) 66% of the capital stock of the Company's first-tier Foreign Subsidiaries, and (iv) other personal property (except 34% of the capital stock of first-tier Foreign Subsidiaries and 100% of all capital stock of Foreign Subsidiaries that are not first-tier Foreign Subsidiaries), wherever located, in which the Company and its Domestic

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 4

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Subsidiaries now has or hereafter acquires any right or interest, and the proceeds, insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto, all as more fully described in, and subject to any exceptions set forth in the Security Documents.

         "EBITDA" means, for any period, and determined in accordance with GAAP (to the extent applicable), the sum of:

                  (a) the consolidated pre-tax income of the Company, plus the aggregate amount which was deducted for such period in determining such consolidated pre-tax income for: (i) interest expense net of interest income; (ii) depreciation expense; (iii) amortization expense; (iv) compensation expense relating to the issuance of stock and stock options to employees, directors and consultants (to the extent same do not constitute a use of cash); (v) Permitted Expenses and Excess Permitted Expenses; (vi) any non-cash goodwill impairment charges; and

                  (b) for each acquisition of a Qualified Company acquired by the Company during the twelve (12) months preceding the date as of which EBITDA is calculated and with respect to the period beginning twelve (12) months prior to the calculation of EBITDA through the date of said acquisition by the Company, the sum of the consolidated pre-tax income of such Qualified Company, plus: (i) the aggregate amount which was deducted for such period in determining such consolidated pre-tax income for (A) interest expense net of interest income, (B) depreciation expense, and (C) amortization expense, and
          (ii) Add-Back Adjustments of such Qualified Company; provided, said pre-acquisition EBITDA shall be included in EBITDA only to the extent any such amount is not included in subparagraph (a) above.

                  Notwithstanding the foregoing, EBITDA will exclude for the corresponding period for which EBITDA is calculated (1) any extraordinary losses or gains and (2) any gains or losses from asset sales (including, but not limited to, the sale of stock of Subsidiaries or other dispositions of Subsidiaries or operations for the trailing twelve (12) month period immediately preceding the date of calculation) other than sales of inventory in the ordinary course of business and
         (3) any EBITDA (whether positive or negative) from operations of businesses that were sold in the twelve (12) month period immediately preceding the date EBITDA was calculated.

                  Notwithstanding the foregoing, EBITDA will include for the corresponding period for which EBITDA is calculated, EBITDA (whether positive or negative) from discontinued operations, which operations were discontinued after March 31, 2002 but which have not been sold, for the trailing twelve (12) month period immediately preceding the date of calculation.

                  Furthermore, notwithstanding the foregoing, EBITDA will be increased in the fourth quarter of fiscal year 2001 by $18,000,000 for historical receivables write-offs or reserves attributable to emerging telecommunications and data company customers. To the extent the receivables written-off or reserved above are later collected (and EBITDA is increased as a result of reversing such write-offs or reserves provided above)

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 5

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          ("Telecom Receivables Income"), the positive effect on EBITDA of such amount of cash collected shall be excluded in calculating EBITDA for the periods in which such Telecom Receivables Income was recorded. However, when calculating EBITDA, the Company shall be permitted to re-apply (and thus not exclude the positive effect from EBITDA) up to an aggregate amount of $5,000,000 of such Telecom Receivables Income against any Additional Reserves.

                  "Margin" means:

                  (a) with respect to Revolving Loans (including Swingline Advances) and to Alternate Base Rate Advances, Eurodollar Rate Advances, or Commitment Fees, as applicable, the percentage determined in accordance with the following table:

-------------------------------------------------------------------------------------------------------------------------
Pricing Level        VII              VI               V               IV              III            II            I
-------------------------------------------------------------------------------------------------------------------------
Funded           Equal to or     Equal to or      Equal to or      Equal to or     Equal to or     Equal to       Less
Debt/Pro         greater than    greater than     greater than     greater than    greater than    or greater     than
Forma            7.00 to         6.00 to 1.00     5.00 to 1.00     4.00 to 1.00    3.50 to 1.00    than 2.75      2.75 to
EBITDA           1.00            and less than    and less than    and less than   and less than   to 1.00        1.00
Ratio                            7.00 to 1.00     6.00 to 1.00     5.00 to 1.00    4.00 to 1.00    and less
                                                                                                   than 3.50
                                                                                                   to 1.00
-------------------------------------------------------------------------------------------------------------------------
Alternate        2.50%           2.25%            2.00%            1.75%           1.00%           .75%           .50%
Base Rate
Margin
-------------------------------------------------------------------------------------------------------------------------
Eurodollar       4.00%           3.75%            3.50%            3.25%           2.50%           2.25%          2.00%
Margin
-------------------------------------------------------------------------------------------------------------------------
Commitment Fee   .625%           .625%            .625%            .625%           .500%           .375%          .375%
-------------------------------------------------------------------------------------------------------------------------

                  (b) with respect to Tranche A Term Loans and Tranche B Term Loans and to Alternate Base Rate Advances and Eurodollar Rate Advances, as applicable, the percentage determined in accordance with the following table:

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 6

---------------------------------------------------------------------------------------------------------------
  Pricing Level         VI              V                IV              III            II             I
---------------------------------------------------------------------------------------------------------------
Funded Debt/Pro    Equal to or     Equal to or       Equal to or     Equal to or    Equal to or    Less than
Forma EBITDA       greater than    greater than      greater than    greater than   greater than   3.50 to 1.00
Ratio              7.00 to 1.00    6.00 to 1.00      5.00 to 1.00    4.00 to 1.00   3.50 to
                                   and less than     and less than   and less than  1.00 and
                                   7.00 to 1.00      6.00 to 1.00    5.00 to 1.00   less than
                                                                                    4.00 to
                                                                                    1.00
---------------------------------------------------------------------------------------------------------------
Alternate Base     2.75%           2.50%             2.25%           2.00%          1.25%          1.00%
Rate Margin
---------------------------------------------------------------------------------------------------------------
Eurodollar         4.25%           4.00%             3.75%           3.50%          2.75%          2.50%
Margin
---------------------------------------------------------------------------------------------------------------

                  (c) with respect to Tranche C Term Loans and to Alternate Base Rate Advances for Tranche C Term Loans and Eurodollar Rate Advances for Tranche C Term Loans, as applicable, the percentage determined in accordance with the following table:

---------------------------------------------------------------------------------------------------------------
    Pricing Level                     III                         II                           I
---------------------------------------------------------------------------------------------------------------
Funded Debt/Pro Forma       Equal to or greater than    Equal to or greater than     Less than 6.00 to 1.00
EBITDA Ratio                7.00 to 1.00                6.00 to 1.00 and less
                                                        than 7.00 to 1.00
---------------------------------------------------------------------------------------------------------------
Alternate Base Rate         2.75%                       2.50%                        2.25%
Margin
---------------------------------------------------------------------------------------------------------------
Eurodollar Margin           4.25%                       4.00%                        3.75%
---------------------------------------------------------------------------------------------------------------

                  If sufficient information does not exist to calculate the applicable Margin, Eurodollar Rate Advances shall not be available to the Company and the applicable Margin for Alternate Base Rate Advances shall be deemed to be 2.50% for Revolving Loans and 2.75% for Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans.

                  The pricing, as set forth above, will be at Level VII in the case of Revolving Loans, Level VI in the case of Tranche A Term Loans and Tranche B Term Loans, and Level III in the case of Tranche C Term Loans, from the Fifth Amendment Effective Date until (i) the application of the net proceeds of the Equity Investment of at least $31,000,000 to the Loans pursuant to Section 2.07(b)(v), and (ii) the Company shall have delivered a compliance certificate and unaudited financial statements pursuant to Section 6.01 for the fiscal period ending June 30, 2002, after which time, pricing will be set as described herein.

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 7

                  "Total Commitment" means the aggregate Commitments of all Banks totaling, for all Banks, a maximum of $650,000,000 until the Equity Investment Transaction has been consummated and $700,000,000 thereafter.

                  "Total Revolving Loan Commitment" shall mean (a) until the Equity Investment Transaction has been consummated, $250,000,000 and
          (b) after the Equity Investment Transaction has been consummated, $300,000,000, representing the sum of the Revolving Loan Commitments of each of the Banks, as the same may be terminated or reduced pursuant to Section 2.18 and/or 9.02.

          Section 2.3 Deletion of Definitions in Section 1.01. The following definitions are hereby deleted in their entirety from Section 1.01 of the Credit
Agreement:

                  "Amount Limitation"

                  "Covenant Reduction Date"

                  "Designated"

                  "Designation Notice"

                  "Performance Release Date"

                  "Qualified High Yield Offerings"

          Section 2.4 Amendment to Section 1.03. Section 1.03 of the Credit Agreement is hereby amended by adding the following sentence at the end of
Section 1.03:

                  Notwithstanding anything to the contrary contained in the foregoing, to the extent that all or any portion of the calculation of the financial covenants contained in Sections 7.10, 7.11, 7.12, 7.13 and 7.14 are calculated in accordance with GAAP, such calculation shall be in accordance with GAAP in effect as of the Fifth Amendment Effective Date.

          Section 2.5 Deletion to Section 2.01(a). Section 2.01(a) of the Credit Agreement is hereby amended by deleting the last two sentences thereof.

          Section 2.6     Amendment to Section 2.01(a)(i). The second subsection
(i) in Section 2.01(a) of the Credit Agreement is hereby amended by replacing the reference to "$30,000,000" with "$15,000,000".

          Section 2.7 Amendment to Section 2.07(b). Section 2.07(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         (b)      Mandatory Prepayments.

                  (i) Revolving Loans. If at any time the Outstanding Revolving Credit exceeds the Total Revolving Loan Commitment, the Company shall, within one (1)

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 8

          Business Day after the occurrence thereof, prepay any outstanding Swingline Advances (first) and any outstanding Revolving Loans by the amount of such excess.

                  (ii) Prepayments from Asset Dispositions. If the Company or any of its Subsidiaries receives Net Proceeds of any Asset Disposition, the Company shall make a prepayment in respect of the Loans equal to the amount of such Net Proceeds as provided in clause
          (v) below; provided, however, that if no Default or Event of Default has occurred and is continuing, the Company shall not be required to make such prepayment to the extent that the Net Proceeds from such Asset Dispositions during any fiscal year of the Company do not exceed $5,000,000 in the aggregate, and provided, further, however, that none of the foregoing provisions shall apply to the Net Proceeds of an Approved Securitization (which requires the approval of the Administrative Agent and the Majority Banks), all the Net Proceeds of which shall be applied in accordance with this Section without regard to such prior provisions.

                  (iii) Prepayments from Debt Offerings. In the event that the Company or any Subsidiary of the Company issues any debt Securities for cash (excluding other Indebtedness permitted by Section 7.03 and the issuance of Junior Securities not issued for cash), no later than the third Business Day following the date of receipt of the proceeds from such issuance, the Company shall make a prepayment in respect of the Loans equal to one hundred percent (100%) of the amount of the Net Proceeds thereof in prepayment of the Loans as provided in clause (v) below.

                  (iv) Prepayments from Equity Offerings. In the event that the Company or any Subsidiary of the Company issues Capital Stock for cash (other than pursuant to employee benefit plans sponsored by the Company) no later than the third (3rd) Business Day following the date of receipt of the Net Proceeds from such issuance, the Company shall make a prepayment in respect of the Loans in an amount equal to fifty percent (50%) of the amount of such Net Proceeds in prepayment of the Loans as provided in clause (v) below; provided, however, that such mandatory prepayment shall not be required when the Company's Funded Debt to pro forma EBITDA ratio (calculated and determined as provided in Section 7.11) is less than or equal to 2.00 to 1.00 at the end of the Company's most recently completed fiscal quarter. Notwithstanding anything to the contrary contained herein, the Company shall make a prepayment in respect of the Loans in an amount equal to (a) one-hundred percent (100%) of the net proceeds from the Equity Investment (after deduction of the Permitted Expenses), such net proceeds not to be less than $31,000,000, and (b) fifty percent (50%) of the net proceeds resulting from the Equity Investment Surplus (after deduction of the Excess Permitted Expenses), no later than the second (2nd) Business Day following the date of receipt thereof, such net proceeds to be applied as provided in clause (v) below, unless, with respect to the Equity Investment Surplus, such receipt is subject to rebate under the terms and conditions of any subscription agreements, in which case such net proceeds shall be applied as provided in clause (v) below after such rebate period has expired.

                  (v) Application of Proceeds of Prepayments. Prepayments made pursuant to clause (i) above shall be applied to the Revolving Loans without any reduction in the Revolving Loan Commitments. Prepayments made pursuant to clause (ii) above shall be

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 9 applied pro rata to all of the Loans (which, with respect to the Term Loans, shall be applied in the inverse order of maturity), with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans. Prepayments made pursuant to clause (iii) and (iv) above, except for the Equity Investment and Equity Investment Surplus, shall be applied pro rata to all of the Loans (which, with respect to the Term Loans, shall be applied in the inverse order of maturity) with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans. Prepayments made pursuant to the Equity Investment (less the Permitted Expenses) shall be applied to the Term Loans on a pro rata basis in the inverse order of maturity. Prepayments made pursuant to the Equity Investment Surplus (which prepayment is understood to be limited to fifty percent (50%) of (A) the gross proceeds of the Equity Investment Surplus less (B) the Excess Permitted Expenses) shall be applied pro rata to all of the Loans (which, with respect to the Term Loans, shall be applied in the inverse order of maturity), with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans. Prepayments made pursuant to clause (vi) shall be applied pro rata to all of the Loans (which, with respect to the Term Loans, shall be applied in the inverse order of maturity), with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans. Anything herein to the contrary notwithstanding, so long as any Tranche A Term Loan or Tranche B Term Loan is outstanding, any holder of a Tranche C Term Loan shall have the right to refuse to be prepaid its portion of any prepayment pursuant to this Section 2.07(b). In such event, the prepayment refused by such holder of a Tranche C Term Loan shall be allocated as provided in this clause (v) to Loans other than Tranche C Term Loans.

                  (vi)    Prepayments from Excess Cash Flow. Not later than
          July 1 of each year, beginning with year 2003, the Company shall prepay an aggregate principal amount equal to fifty percent (50%) of Excess Cash Flow less one hundred percent (100%) of any voluntary prepayments of the Loans that permanently reduce the Loans during the period for which the corresponding Excess Cash Flow was computed, the proceeds of which shall be applied to the Loans pursuant to clause (v) above. All prepayments made under this clause (vi) shall be accompanied by a certificate demonstrating the calculation of Excess Cash Flow, which shall be certified by the chief financial officer or chief accounting officer or treasurer of the Company.

          Section 2.8 Deletion to Section 3.01(a). Section 3.01(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof.

          Section 2.9 Amendment to Section 3.01(a)(ii). Section 3.01(a)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (ii) the expiry date or, in the case of any Letter of Credit containing an expiry date that is renewable at the option of the Issuing Bank, the initial expiry date of such Letter of Credit is a date that is (A) later than one year from the date of issuance or
          (B) later than the Revolving Loan Maturity Date.

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 10

          Section 2.10 Replacement of Schedule 5.16. Schedule 5.16 attached to the Credit Agreement is replaced with the Schedule 5.16 attached hereto.

          Section 2.11 Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a)     As soon as available, and in any event within fifty
          (50) days of the end of each fiscal quarter, the consolidated and the Consolidating balance sheet of the Company and its Subsidiaries as of the end of such period, the related consolidated and Consolidating statements of income, and the related consolidated statements of stockholders' equity and cash flows for such period and, in each case, also for the portion of the fiscal year ended at the end of such period, setting forth comparative consolidated figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or chief executive officer of the Company as fairly presenting, in all material respects, the financial position of the Company and its Subsidiaries as of the end of such period and the results of their operations for the period then ended in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments.

          Section 2.12 Amendment to Section 6.01(b). Section 6.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) (i) As soon as available, and in any event within ninety-five (95) days after the close of each fiscal year of the Company, the audited consolidated and the unaudited Consolidating balance sheets of the Company and its Subsidiaries as at the end of such fiscal year, the related consolidated and Consolidating statements of income, and the related consolidated statements of stockholders' equity and cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal year and certified by KPMG LLP or other independent certified public accountants of recognized national standing acceptable to the Administrative Agent, whose report shall be without limitation as to the scope of the audit and reasonably satisfactory in substance to the Banks; and (ii) a copy of Projections for the Company's fiscal year immediately following the Fiscal Year which is the subject of the financial statements delivered pursuant to clause (i) preceding.

          Section 2.13 Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 6.12 Monthly Reporting. As soon as available, and in any event within thirty-five (35) days after the end of each month (except for the months of March, June and September), the Company shall deliver to the Administrative Agent both paper and electronic copies of (i) the consolidated balance sheet and related statements of income and cash flow for such month, and also for the portion of the fiscal year ended at the end of such month, setting forth comparative consolidated figures for the related periods in the prior fiscal year and also setting forth a comparison with the budgeted figures for the relevant time period, all of which shall be certified by the chief financial officer or chief accounting officer or treasurer for the Company as fairly representing, in all material

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 11 respects, the financial position of the Company and its Subsidiaries as of the end of such period and the results of their operations for the period then ended in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes and (ii) a consolidated receivables aging summary for the Company and its Subsidiaries as of the end of the preceding month.

          Section 2.14 Addition of Section 6.15. Section 6.15 is hereby added to the Credit Agreement to read in its entirety as follows:

                  Section 6.15 Registration Statement. The Company shall file a registration statement on Form S-3 with the Securities and Exchange Commission under the Securities Act covering the rights offering relating to the Equity Investment within three (3) Business Days of the Fifth Amendment Effective Date.

          Section 2.15 Addition of Section 6.16. Section 6.16 is hereby added to the Credit Agreement to read in its entirety as follows:

                  Section 6.16 Closing of Equity Investment Transaction. The Company shall use its best efforts to ensure that the Equity Investment Transaction occurs on or before October 15, 2002. If the Equity Investment Transaction is consummated after September 30, 2002 but on or before October 15, 2002, the financial covenants contained in Sections 7.10, 7.11 and 7.12, shall be calculated giving pro forma effect to the Equity Investment Transaction as if it had been consummated on September 30, 2002.

          Section 2.16 Amendment to Section 7.02. Section 7.02(a) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (a) Except as disclosed on Schedule 7.02, the Company will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve their affairs, or agree to be acquired by any third party in any transaction of merger or consolidation in which the Company or a Domestic Subsidiary which is a Guarantor is not the sole surviving entity, or sell or otherwise dispose of all or any substantial part of their property or assets (including the capital stock of any Subsidiary) other than: (i) sales of inventory and surplus or obsolete assets in the ordinary course of business that do not prejudice the Banks in any material way, (ii) dispositions of the stock of Subsidiaries to, or mergers with, other Wholly-Owned Domestic Subsidiaries of the Company that have complied with Section 6.09 and that are Guarantors, (iii) any sale of assets (including the capital stock of any Subsidiary) with a value equal to or less than the greater of $50,000,000 or five percent (5%) of the Company's Consolidated Net Worth (measured as of the most recently ended fiscal quarter), provided the proceeds of such sale are applied as required by Section 2.07(b)(ii), (iv) securitization of Accounts pursuant to a securitization structure and upon terms and conditions approved by the Administrative Agent and Majority Banks (an "Approved Securitization"), provided that the proceeds of such securitization are applied as required by Section 2.07(b)(ii), and (v) liquidation of a Wholly-Owned Subsidiary into another Wholly-Owned Subsidiary, provided that a Guarantor may only be liquidated into another Guarantor or the Company.

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 12

          Section 2.17 Amendment to Section 7.03(f). Section 7.03(f) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (f) Intercompany Indebtedness of (i) any Domestic Subsidiary of the Company which is a Guarantor to the Company or any Wholly-Owned Domestic Subsidiary that is a Guarantor or (ii) the Company to any Wholly-Owned Domestic Subsidiary of the Company;

          Section 2.18 Amendment to Section 7.03(g). Section 7.03(g) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (g) guarantees by the Company or any of its Subsidiaries of Indebtedness of any Subsidiary of the Company that is a Guarantor permitted to be incurred, created or existing pursuant to this Agreement, provided that such guarantees are not secured by any Liens;

          Section 2.19 Amendment to Section 7.03(k). Section 7.03(k) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (k)     (i)     following the Fifth Amendment Effective Date,
          other Indebtedness (which shall not include Indebtedness incurred pursuant to subsection (ii) of this Section 7.03(k)) meeting the following criteria: (A) such Indebtedness is subordinate to the Obligations containing subordination terms which are substantially similar to the BOSC Senior Subordinated Notes Indenture or are more favorable to senior creditors (as determined by the Administrative Agent) or that are otherwise consented to by the Majority Banks, (B) none of such Indebtedness matures prior to one hundred eighty (180) days after the maturity and payment in full of the Tranche C Term Loans and termination of the Total Tranche C Term Loan Commitment, (C) no payments or prepayments of principal or sinking fund amounts shall be made in respect of such indebtedness prior to one hundred eighty
          (180) days after payment in full of the Tranche C Term Loans and termination of the Total Tranche C Term Loan Commitment, (D) such Indebtedness shall contain covenants that are no more restrictive or materially more burdensome to the Company and/or its Subsidiaries than the BOSC Senior Subordinated Notes Indenture (as determined by the Administrative Agent) or are otherwise consented to by the Majority Banks), (E) such Indebtedness shall not contain any terms as to which compliance would cause a Default or Event of Default to occur based upon the Company's financial projections, (F) such Indebtedness shall contain no restrictions or limitations on Liens in favor of the Administrative Agent or any Bank, (G) with respect to the first $100,000,000 of such Indebtedness, in the aggregate (measured as of the date of incurrence), seventy-five percent (75%) of the Net Proceeds of such Indebtedness shall be used to reduce the Loans on a pro rata basis (which, with respect to the Term Loans, shall be applied in the inverse order of maturity), with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans, and (H) with respect to all of such Indebtedness in excess of $100,000,000, in the aggregate (measured as of the date of incurrence), one hundred percent (100%) of the Net Proceeds of such Indebtedness shall be used to reduce the Loans on a pro rata basis (which, with respect to the Term Loans, shall be applied in the inverse order of maturity), with a

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 13 permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans; and

          (ii) Indebtedness arising as a result of the exchange of Junior Securities for (A) the cancellation and/or redemption, dollar for dollar, of any or all Indebtedness under this Agreement and/or (B) the exchange, cancellation and/or redemption, dollar for dollar, of the Company's other Indebtedness represented by debt securities, to the extent the Company and the holder of such Indebtedness mutually agree to be exchanged, cancelled or redeemed;

          Section 2.20 Amendment to Section 7.03(l). Section 7.03(l) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (l) other outstanding Indebtedness permitted under this Agreement prior to the Fifth Amendment Effective Date;

          Section 2.21 Deletion of Section 7.03(n). Section 7.03(n) of the Credit Agreement is hereby deleted in its entirety and replaced with "[omitted intentionally]".

          Section 2.22 Amendment to Section 7.03(o). Section 7.03(o) of the Credit Agreement is hereby amended and restated to read its entirety as follows:

                  (o)     other Indebtedness not exceeding $1,000,000;

          Section 2.23 Amendment to Section 7.04(e). Section 7.04(e) of the Credit Agreement is hereby amended and restated to read its entirety as follows:

                  (e) other Liens on assets not included in the Collateral (as defined prior to the Fifth Amendment Effective Date) securing obligations allowed pursuant to Article VII of this Agreement not exceeding $3,000,000 in the aggregate at any one time;

          Section 2.24 Amendment to Section 7.04(g). Section 7.04(g) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (g) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within ninety (90) days after the respective purchase) of assets acquired after the Effective Date, provided that (i) any such Liens attach only to the assets so purchased, upgrades thereon and, if the asset so purchased is an upgrade, the original asset itself (and such other assets financed by the same financing source), (ii) the Indebtedness (other than Indebtedness incurred from the same financing source to purchase other assets and excluding Indebtedness representing obligations to pay installation and delivery charges for the property so purchased) secured by any such Lien does not exceed 100%, nor is less than 80%, of the lesser of the fair market value or the purchase price of the equipment being purchased at the time of the incurrence of such Indebtedness, (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 7.03(o) and (iv) the Indebtedness secured thereby does not exceed $1,000,000 in the aggregate; and

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 14

          Section 2.25 Amendment to Section 7.04(h). Section 7.04(h) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (h) Liens securing Indebtedness permitted by Section 7.03(n) (as in effect immediately prior to the Fifth Amendment Effective Date) if secured on the date of the applicable Permitted Acquisition and if the Permitted Acquisition occurred prior to the Fifth Amendment Effective Date;

          Section 2.26 Amendment to Section 7.05(d). Section 7.05(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (d) Investments in the stock, warrants, stock appreciation rights, other securities and/or other assets of Qualified Companies consummated prior to the Fifth Amendment Effective Date;

          Section 2.27 Amendment to Section 7.05(e). Section 7.05(e) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (e) other Investments existing as of the Fifth Amendment Effective Date or made after the Fifth Amendment Effective Date, including Investments in the form of loans, leases or advances to customers of the Company and its Subsidiaries made to finance the acquisition of equipment by such customers, not exceeding $5,000,000 in the aggregate at any one time outstanding (to be measured as of the date of the Investment);

          Section 2.28 Amendment to Section 7.05(f). Section 7.05(f) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (f) Investments in the form of stock buy backs allowed under Section 7.06 and consummated prior to the Fifth Amendment Effective Date; and

          Section 2.29 Amendment to Section 7.06. Section 7.06 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.06 Restricted Payments. The Company will not use cash to pay any dividends or redeem, retire, purchase or guaranty the value of or make any other acquisition, direct or indirect, of any shares of any class of Capital Stock of the Company or any warrants, rights or options to acquire any such Capital Stock, now or hereafter outstanding, or make any cash payment to any Affiliate of the Company (other than a Wholly-Owned Domestic Subsidiary that is a Guarantor) with respect to any management service operations, advisory or similar expense, except to the extent that the consideration therefor is approved by the Majority Banks or otherwise is permitted by Section 7.09; provided, the Company may: (i) prior to the Fifth Amendment Effective Date, complete the Common Stock Repurchase, (ii) prior to the Fifth Amendment Effective Date, purchase shares of Common Stock,
          (iii) redeem or purchase shares of the Company Common Stock or options to purchase the Company Common Stock, as the case may be, held by former employees of the Company or any of its Subsidiaries following the termination of their employment (by death, disability or otherwise), provided that (x) the only consideration paid by the Company in respect of such

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 15 redemptions and/or purchases shall be cash, forgiveness of liabilities and/or Shareholder Subordinated Notes, (y) the sum of (A) the aggregate amount paid by the Company in cash in respect of all such redemptions and/or purchases plus (B) the aggregate amount of liabilities so forgiven plus (C) the aggregate amount of all cash principal and interest payments made on Shareholder Subordinated Notes, in each case after the Fifth Amendment Effective Date, and pursuant to this subsection (iii), shall not exceed $5,000,000 and (z) at the time of any cash payment or forgiveness of liabilities permitted to be made pursuant to this Section 7.06(iii), including any cash payment under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom; (iv) pay cash in lieu of fractional shares of Common Stock issued in connection with a conversion of Preferred Stock into Common Stock in accordance with the relevant provisions of the statement of designation therefor, so long as the aggregate amount of all cash paid pursuant to this clause
          (iv) does not exceed $500,000 in any calendar year; (v) pay cash in lieu of fractional shares of the Company's Common Stock in connection with any reverse stock split, so long as the aggregate amount of all cash paid pursuant to this clause (v) does not exceed $500,000 in any calendar year; and (vi) redeem options to purchase the Company's Common Stock, so long as the aggregate amount of all cash paid pursuant to this clause (vi) does not exceed $500,000 in any calendar year.

          Section 2.30    Amendment to Section 7.09(ii). Subsection (ii) of
Section 7.09 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (ii) intercompany transactions among the Company and its Domestic Subsidiaries that are Guarantors;

          Section 2.31    Deletion of Section 7.09(v). Subsection (v) of Section
7.09 of the Credit Agreement is hereby deleted in its entirety and replaced with "[omitted intentionally]".

          Section 2.32 Amendment to Section 7.11. Section 7.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 7.11 Funded Debt to Pro Forma EBITDA Ratio. The Company will not permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ended June 30, 2002), the ratio of its Funded Debt to pro forma EBITDA calculated for the preceding four
          (4) quarters on a rolling four (4) quarter basis, ending on each date as set forth below, to be greater than:

--------------------------------------------------------------------------------
           Period Ending                                   Funded Debt Ratio
--------------------------------------------------------------------------------
June 30, 2002                                                 8.70 to 1.00
--------------------------------------------------------------------------------
September 30, 2002                                            7.60 to 1.00
--------------------------------------------------------------------------------
December 31, 2002                                             7.60 to 1.00
--------------------------------------------------------------------------------
March 31, 2003                                                7.60 to 1.00
--------------------------------------------------------------------------------

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 16

--------------------------------------------------------------------------------
           Period Ending                                   Funded Debt Ratio
--------------------------------------------------------------------------------
June 30, 2003                                                 7.40 to 1.00
--------------------------------------------------------------------------------
September 30, 2003                                            7.05 to 1.00
--------------------------------------------------------------------------------
December 31, 2003                                             6.65 to 1.00
--------------------------------------------------------------------------------
March 31, 2004                                                6.45 to 1.00
--------------------------------------------------------------------------------
June 30, 2004                                                 6.35 to 1.00
--------------------------------------------------------------------------------
September 30, 2004                                            6.20 to 1.00
--------------------------------------------------------------------------------
December 31, 2004                                             6.10 to 1.00
--------------------------------------------------------------------------------
March 31, 2005                                                6.10 to 1.00
--------------------------------------------------------------------------------
June 30, 2005                                                 6.10 to 1.00
--------------------------------------------------------------------------------
September 30, 2005                                            6.10 to 1.00
--------------------------------------------------------------------------------
December 31, 2005 and thereafter                              5.60 to 1.00
--------------------------------------------------------------------------------

          Section 2.33 Amendment to Section 7.12. Section 7.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 7.12 Senior Debt to Pro Forma EBITDA Ratio. The Company will not permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ended June 30, 2002), the ratio of Senior Debt to its pro forma EBITDA calculated for the preceding four
          (4) quarters on a rolling four (4) quarter basis, ending on each date set forth below, to be greater than:

--------------------------------------------------------------------------------
           Period Ending                                   Senior Debt Ratio
--------------------------------------------------------------------------------
June 30, 2002                                                 5.25 to 1.00
--------------------------------------------------------------------------------
September 30, 2002                                            4.50 to 1.00
--------------------------------------------------------------------------------
December 31, 2002                                             4.50 to 1.00
--------------------------------------------------------------------------------
March 31, 2003                                                4.50 to 1.00
--------------------------------------------------------------------------------
June 30, 2003                                                 4.40 to 1.00
--------------------------------------------------------------------------------
September 30, 2003                                            4.25 to 1.00
--------------------------------------------------------------------------------

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 17

--------------------------------------------------------------------------------
           Period Ending                                   Senior Debt Ratio
--------------------------------------------------------------------------------
December 31, 2003                                             4.00 to 1.00
--------------------------------------------------------------------------------
March 31, 2004                                                3.85 to 1.00
--------------------------------------------------------------------------------
June 30, 2004                                                 3.80 to 1.00
--------------------------------------------------------------------------------
September 30, 2004                                            3.80 to 1.00
--------------------------------------------------------------------------------
December 31, 2004                                             3.70 to 1.00
--------------------------------------------------------------------------------
March 31, 2005                                                3.70 to 1.00
--------------------------------------------------------------------------------
June 30, 2005                                                 3.70 to 1.00
--------------------------------------------------------------------------------
September 30, 2005                                            3.70 to 1.00
--------------------------------------------------------------------------------
December 31, 2005 and thereafter                              3.45 to 1.00
--------------------------------------------------------------------------------

          Section 2.34 Amendment to Section 7.13. Section 7.13 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.13 Capital Expenditures. During each fiscal year during the term hereof following fiscal year 2001, the Company will not permit nonacquisition related Capital Expenditures (including Capitalized Lease Obligations but excluding Janitorial Equipment) to be greater than the following, calculated in each case as of the last day of the fiscal year: (a) for fiscal year 2002, $45,000,000 and (b) for fiscal year 2003 and each fiscal year thereafter, $55,000,000. Notwithstanding the foregoing, up to $5,000,000 of any unused portion of Capital Expenditures for fiscal years 2001 and 2002 may be carried over to fiscal years 2002 and 2003, respectively, and up to $10,000,000 of any unused portion of Capital Expenditures for fiscal years 2003 and 2004 may be carried over to fiscal years 2004 and 2005, respectively.

          Section 2.35 Amendment to Section 7.14. Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  Section 7.14 Fixed Charge Coverage Ratio. The Company will not permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ended June 30, 2002), the ratio of (a) pro forma EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis, minus non-acquisition Capital Expenditures (including Capitalized Lease Obligations but excluding Janitorial Equipment) actually made during the preceding four fiscal quarters, to
          (b) the sum of (without duplication): (i) cash interest expense net of interest income, (ii) scheduled amortization of principal of the Term Loans and any other amortizing loans and scheduled payments in respect of Capitalized Lease Obligations, and (iii) mandatory dividends paid in cash on Preferred

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 18

          Stock, all calculated for the preceding four (4) quarters on a rolling four (4) quarter basis, to be less than the following as of the end of the applicable period set forth below:

--------------------------------------------------------------------------------
        Period Ending                               Fixed Charge Coverage Ratio
--------------------------------------------------------------------------------
June 30, 2002                                                 0.80 to 1.00
--------------------------------------------------------------------------------
September 30, 2002                                            0.95 to 1.00
--------------------------------------------------------------------------------
December 31, 2002                                             1.00 to 1.00
--------------------------------------------------------------------------------
March 31, 2003                                                1.00 to 1.00
--------------------------------------------------------------------------------
June 30, 2003                                                 1.00 to 1.00
--------------------------------------------------------------------------------
September 30, 2003                                            1.00 to 1.00
--------------------------------------------------------------------------------
December 31, 2003                                             1.00 to 1.00
--------------------------------------------------------------------------------
March 31, 2004                                                1.00 to 1.00
--------------------------------------------------------------------------------
June 30, 2004                                                 1.00 to 1.00
--------------------------------------------------------------------------------
September 30, 2004                                            1.00 to 1.00
--------------------------------------------------------------------------------
December 31, 2004                                             1.00 to 1.00
--------------------------------------------------------------------------------
March 31, 2005                                                1.00 to 1.00
--------------------------------------------------------------------------------
June 30, 2005                                                 1.00 to 1.00
--------------------------------------------------------------------------------
September 30, 2005                                            1.00 to 1.00
--------------------------------------------------------------------------------
December 31, 2005 and thereafter                              1.10 to 1.00
--------------------------------------------------------------------------------

          Section 2.36 Amendment to Section 7.15. Section 7.15 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.15 Limitations on Acquisitions. Following the Fifth Amendment Effective Date, the Company will not and will not permit any Subsidiary to acquire any Person or business.

          Section 2.37 Amendment to Section 7.16. Section 7.16 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.16 Subordinated Debt. The Company will not amend or obtain or grant a waiver of any provision of (i) the Indentures, or
          (ii) any subordinated

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 19

          Indebtedness listed on Schedule 7.03(b) or any agreement or arrangement in respect thereof, except for amendments and waivers that are not to the material detriment of the Banks. The Company will not voluntarily prepay any portion of (X) the Indentures, or (Y) any subordinated Indebtedness listed on Schedule 7.03(b) unless permitted by Section 7.03(k)(ii) hereof, which permitted prepayments shall only be in the form of Junior Securities.

          Section 2.38 Additions to Section 9.01. Subsections (k) and (l) are added to Section 9.01 of the Credit Agreement to read in their entirety as follows:

                  (k) the Equity Investment Transaction does not occur on or before the earlier of (i) thirty (30) calendar days after shareholder approval of the Equity Investment has been obtained and (ii) October 15, 2002; or

                  (l) shareholder approval of the Apollo Group's purchase of at least $35,000,000 of the Company's common stock as a part of the Equity Investment is not obtained when a shareholder vote is held thereon.

          Section 2.39 Amendment to Section 9.01(c). The reference to "Article VIII" contained in subsection (c) of Section 9.01 is hereby deleted in its entirety and is replaced with "Article VII."

          Section 2.40 Amendment to Section 11.2. The notice addresses contained in Section 11.2 of the Credit Agreement are amended in their entirety to read as follows:

                  (a)     If to the Company and the Guarantors:

                          Encompass Services Corporation
                          3 Greenway Plaza, Suite 2000
                          Houston, Texas 77046
                          Telephone No.:   (713)  860-0100
                          Telecopy No.:    (713)  960-0126
                          Attention:       Chief Financial Officer

                  (b)     If to the Administrative Agent:

                          Bank of America
                          901 Main Street, 66th Floor
                          Dallas, Texas 75202
                          Telephone No.:   (214)  209-2023
                          Telecopy No.:    (214)  209-3533
                          Attention:       William E. Livingstone, IV

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 20

                                   ARTICLE 3

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

          Section 3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company, the Guarantors and the Banks agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity regardless of whether such enforceability is sought in a proceeding in equity or at law.

          Section 3.2 Representations and Warranties. The Company and each Guarantor each hereby represent and warrant to the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and such Guarantor and will not violate the certificate or articles of incorporation, other organizational documents or bylaws of the Company or any Guarantor; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); and (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                                    ARTICLE 4

                                  MISCELLANEOUS

          Section 4.1 Conditions to Effectiveness. This Amendment shall be effective upon the execution hereof by the Company, the Guarantors, the Majority Banks and the Administrative Agent and upon the occurrence of or delivery to the Administrative Agent of the following:

                  (a) Payment of Amendment Fees. The Company shall have paid an amendment fee to the Administrative Agent, for the benefit of each of the Banks that have consented to and executed this Amendment on or before June 24, 2002, in an amount equal to 0.25% of the Total Revolving Loan Commitment and the outstanding principal amount of the Term Loans. The amount of the amendment fee shall be calculated (i) after giving pro forma effect to the $31,000,000 reduction to the Term Loans based upon the net proceeds from the Equity Investment and (ii) after giving effect to the $50,000,000 reduction to the Total Revolving Loan Commitment contemplated by this Amendment;

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 21

                  (b) Amended and Restated Security Agreement. The Company and the Domestic Subsidiaries shall have executed that certain Amended and Restated Security Agreement dated the date hereof on terms and conditions satisfactory to the Administrative Agent;

                  (c) Resolutions. Resolutions of the board of directors or other appropriate body of the Company and each Subsidiary certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by such Person of this Amendment and such other Loan Documents to be executed in connection herewith to which it is or is to be a party;

                  (d) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary or other analogous officer or representative of the Company and each Subsidiary certifying as to the name of each officer or other representative of such Person (i) who is authorized to sign this Amendment or any Loan Document to which such Person is or is to be a party (including any certificate contemplated herein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

                  (e) Articles or Certificates of Incorporation, etc. Certified copies of any amendments of or other changes to articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other analogous constitutional document of the Company and each Subsidiary since November 9, 2001, certified by the Secretary of State or other applicable Governmental Authority of the state or other jurisdiction of incorporation or organization of the Company and each Subsidiary and dated within twenty-five (25) days prior to the Fifth Amendment Effective Date;

                  (f) Bylaws. Certified copies of any amendments of or other changes to the bylaws or other analogous constitutional document of the Company and each Subsidiary since November 9, 2001, certified by the Secretary or an Assistant Secretary or other analogous officer or representative of such Person;

                  (g) Government Certificates. Certificates of appropriate officials as to the existence and good standing, status or compliance, as applicable, of the Company and each Subsidiary in its jurisdiction of incorporation or organization and any and all jurisdictions where the Company is qualified to do business as a foreign corporation or other entity, each such certificate to be dated within twenty-five
          (25) days prior to the Fifth Amendment Effective Date;

                  (h) Payment of Fees and Expenses. The Company shall have paid all reasonable costs, fees, expenses (including, without limitation, legal fees and expenses, fees of professional advisors and consultants and filing fees) and compensation contemplated hereby of or incurred by Banc of America Securities, LLC ("BAS") and the

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 22

          Administrative Agent (including their counsel and professional advisors) to the extent billed on or before the date hereof;

                  (i) No Prohibitions. A certificate of an officer of the Company to the effect that no Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Amendment or any other Loan Document to be delivered in connection herewith, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Amendment or the other Loan Documents to be delivered in connection herewith;

                  (j) Representations and Warranties. The Company shall have certified that the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the Fifth Amendment Effective Date as if made on the Fifth Amendment Effective Date;

                  (k) Default. The Company shall have certified that no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment, and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be a Default or Event of Default after giving effect to this Amendment;

                  (l) Compliance Certificate. The Company shall have submitted a compliance certificate in form and substance satisfactory to the Administrative Agent, demonstrating that no Default or Event of Default exists after giving effect to this Amendment;

                  (m) Material Adverse Change. The Company shall have certified that except as previously disclosed in writing to the Banks, since December 31, 2001, there shall have been no Material Adverse Effect in the consolidated financial condition (including the business, assets, operations or condition, financial or otherwise) of the Company and its Subsidiaries taken as a whole;

                  (n) Delivery of Documents. All of the documentation pursuant to this Amendment and the other Loan Documents, shall have been delivered and in form and substance satisfactory to BAS, the Administrative Agent, the Syndication Agent and the Majority Banks;

                  (o) Agreement Regarding Equity Investment. The Apollo Group shall have executed an agreement in form and substance satisfactory to the Administrative Agent (i) requiring the Apollo Group to vote in favor of the Equity Investment when shareholder approval of the Equity Investment is sought and (ii) requiring the Apollo Group to purchase at least $35,000,000 in common equity of the Company;

                  (p) Opinions of Company's Counsel. Opinions addressed to the Administrative Agent and the Banks from Bracewell & Patterson, L.L.P. and the General Counsel to the Company, as to such matters as the Administrative Agent may reasonably request; and

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 23

                  (q) Proceedings Satisfactory. All matters and proceedings taken in connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Administrative Agent and its counsel.

The Company shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 4.1 to permit the Administrative Agent to distribute a copy of the same to each Bank.

          Section 4.2 Conditions Subsequent. The following conditions shall be satisfied following the effective date of this Amendment upon the following terms:

                  (a) Field Examination. The Company and its Subsidiaries shall permit an agent of the Banks to conduct a field examination on terms and conditions satisfactory to the Administrative Agent, which field examination shall be completed on or before ninety (90) days following the effective date of this Amendment.

          Section 4.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Banks or the Administrative Agent shall affect the representations and warranties or the right of the Banks or the Administrative Agent to rely upon them. The Company, Guarantors, Administrative Agent and Banks acknowledge that the restrictions contained in the Credit Agreement prohibiting the payment of dividends are contrary to the dividend requirements of the Company's preferred stock, and agree that such conflict shall not constitute a violation of the representation and warranty in the last sentence of Section 5.4 of the Credit Agreement and any failure to pay such dividends would not constitute a material default or event of default under a material instrument or agreement under Section 6.1(c)(v) of the Credit Agreement.

          Section 4.4 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

          Section 4.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          Section 4.6 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          Section 4.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Company, the Guarantors, the Banks and the Administrative Agent and their

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 24 respective successors and assigns, except that neither the Company nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

          Section 4.8 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

          Section 4.9 Effect of Waiver. No consent or waiver, express or implied, by the Banks to or for any breach of or deviation from any covenant, condition or duty by the Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

          Section 4.10 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          Section 4.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          Section 4.12 Reaffirmation of Guaranty. The undersigned Guarantors of the Obligations of the Company to the Banks under the Credit Agreement and the other Loan Documents each hereby: (i) consents to the execution and delivery of the foregoing Amendment, (ii) agrees that the Amendment shall not limit or diminish the obligations of the undersigned under the Credit Agreement as Guarantors, (iii) reaffirms its obligations under its guaranty, (iv) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed, and (v) agrees that for all purposes it is a party (as a Guarantor) to the Credit Agreement, as amended hereby.

          Section 4.13 Release. The Company and each of the Guarantors hereby unconditionally and irrevocably remise, acquit, and fully and forever release and discharge the Administrative Agent and the Banks and all respective affiliates and subsidiaries of the Administrative Agent and the Banks, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Company or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 25 the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Banks of rights, remedies or recourses related thereto. The Company and each of the Guarantors covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents. The agreements of the Company and the Guarantors set forth in this Section 4.12 shall survive termination of this Amendment.

FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 26

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     THE COMPANY:

                                     ENCOMPASS SERVICES CORPORATION

                                     By:         /s/ Darren B. Miller
                                           ------------------------------------
                                     Name:  Darren B. Miller
                                     Title: Senior Vice President

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

GUARANTORS:

A-1 Mechanical of Lansing, Inc.
AA Advance Air, Inc.
AA Jarl, Inc.
A-ABC Appliance, Inc.
A-ABC Services, Inc.
Air Conditioning, Plumbing & Heating Service
   Co., Inc.
Aircon Energy Incorporated
Air Systems, Inc.
Airtron, Inc.
Airtron of Central Florida, Inc.
American Air Company, Inc.
AMS Arkansas, Inc.
B&R Electrical Services, Inc.
Building One Commercial, Inc.
Building One Service Solutions, Inc.
BUYR, Inc.
Callahan Roach Products & Publications, Inc.
Cardinal Contracting Corporation
Central Carolina Air Conditioning Company
Chapel Electric Co.
Charlie Crawford, Inc.
ChiP Corp.
Colonial Air Conditioning Company
Commercial Air Holding Company
CONCH Republic Corp.
Costner Brothers, Inc.
Delta Innovations, Ltd., a limited liability company, by Roth Companies Incorporated, its sole member
Divco, Inc.
Dynalink Corporation
EET Holdings, Inc.
Electrical Contracting, Inc.
Encompass Capital, Inc., formerly Commercial
   Air, Power & Cable, Inc., successor by merger to Central Air Conditioning Contractors, Inc.
   and Tower Electric Company
Encompass Capital, L.P., by CONCH Republic
   Corp., its general partner
Encompass Central Plains, Inc., formerly The
   Lewis Companies, Inc.
Encompass Constructors, Inc., formerly Atlantic
   Industrial Constructors, Inc. and successor by merger with Hungerford Mechanical

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   Corporation
Encompass Design Group, Inc., formerly
   Engineering Design Group, Inc.
Encompass Electrical Technologies Central
   Tennessee, Inc.
Encompass Electrical Technologies Eastern
   Tennessee, Inc.
Encompass Electrical Technologies - Florida,
   LLC, by EET Holdings, Inc., its sole member
Encompass Electrical Technologies Georgia, Inc.
Encompass Electrical Technologies, Inc., formerly
   Continental Electrical Construction Co. and successor by merger with Barr Electric Corp.
   and Gregory Electric, Inc.
Encompass Electrical Technologies, Inc., formerly
   Oil Capital Electric, Inc.
Encompass Electrical Technologies - Midwest,
   Inc., formerly Town & Country Electric, Inc.
   successor by merger to SKCE, Inc., SKCE
   Electric, Inc., Cramar Electric, Inc. and Pro
   Wire Security Systems, Inc.
Encompass Electrical Technologies North
   Carolina, Inc.
Encompass Electrical Technologies North Florida,
   Inc.
Encompass Electrical Technologies of Nevada,
   Inc.
Encompass Electrical Technologies of New
   England, Inc.
Encompass Electrical Technologies of Texas, Inc.
Encompass Electrical Technologies Projects
   Group, Inc.
Encompass Electrical Technologies South
   Carolina, Inc.
Encompass Electrical Technologies Southeast,
   Inc., formerly Regency Electric Company, Inc.
   and successor by merger with Encompass
   Electrical Technologies Jacksonville, Inc.
Encompass Electrical Technologies Western
   Tennessee, Inc.
Encompass Facility Services, Inc.
Encompass Global Technologies, Inc.
Encompass Ind./Mech. of Texas, Inc.
Encompass Industrial Services Southwest, Inc.,
   formerly Gulf States, Inc.
Encompass Mechanical Services of Elko, Inc.,

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   formerly Snyder Mechanical
Encompass Mechanical Services - Rocky
   Mountains, Inc., formerly Robinson
   Mechanical Company
Encompass Mechanical Services Southeast, Inc., successor by merger to C.R. Hipp
   Construction, Inc., Del Air Service Company,
   Inc., Sibley Services, Incorporated and
   Reliable Mechanical, Inc.
Encompass Power Services, Inc.,
   formerly EDG Power Services, Inc.
Encompass Residential Services of Houston, Inc.,
   formerly Sterling Air Conditioning, Inc.
Encompass Services Holding Corp.
Encompass Services Indiana L.L.C., by Airtron,
   Inc., Cardinal Contracting Corporation, Paul E.
   Smith Co., Inc., and Roth Companies
   Incorporated, its members
ESR PC, L.P., by CONCH Republic Corp., its
   general partner
EWG Holdings, Inc.
Evans Services, Inc.
FacilityDirect.com, LLC, by Building One Service
   Solutions, Inc., its sole member
The Farfield Company
Ferguson Electric Corporation
Fred Clark Electrical Contractor, Inc.
Gamewell Mechanical, Inc.
Garfield-Indecon Electrical Services, Inc., successor by merger with Clark Converse
   Electric Service, Inc.
Gilbert Mechanical Contractors, Inc.
GroupMAC Texas, L.P., by Encompass Services
   Holding Corp., its general partner
Hallmark Air Conditioning, Inc.
HPS Plumbing Services, Inc.
HVAC Services, Inc.
Interstate Building Services, L.L.C., by Building
   One Service Solutions, Inc., its sole member
Isla Morada, LLC, by CONCH Republic Corp., its
   sole member
Ivey Mechanical Services, L.L.C., by Encompass
   Mechanical Services Southeast, Inc., its sole member
K&N Plumbing, Heating and Air Conditioning,
   Inc.

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Laney's, Inc.
Lexington/Ivey Mechanical Company, L.L.C., by
   Encompass Mechanical Services Southeast,
   Inc., its sole member
Linford Service Co.
L.T. Mechanical, Inc.
MacDonald-Miller Co., Inc.
MacDonald-Miller Industries, Inc.
MacDonald-Miller of Oregon, Inc.
MacDonald-Miller Service, Inc.
Masters, Inc.
Mechanical Services of Orlando, Inc.
Merritt Island Air & Heat, Inc.
National Network Services, Inc.
National Network Services Northwest, LLC, by
   EWG Holdings, Inc., its sole member
Omni Mechanical Company
Omni Mechanical Services, by Omni Mechanical
   Company, general partner
Pacific Rim Mechanical Contractors, Inc.
Paul E. Smith Co., Inc.
Phoenix Electric Company
Ray's Plumbing Contractors, Inc., formerly Ray
   and Claude Goodwin, Inc.
Regency Electric Company, LLC, by EET
   Holdings, Inc., its sole member
Regency Electric Company South Florida Office,
   Inc.
Riviera Electric of California, Inc.
Romanoff Electric Corp.
Roth Companies Incorporated
Sanders Bros., Inc.
Sequoyah Corporation
S.L. Page Corporation, successor by merger with
   Hydro Cooling, Inc.
Southeast Mechanical Service, Inc.
Stephen C. Pomeroy, Inc.
Sun Plumbing, Inc.
Taylor-Hunt Electric, Inc.
Team Mechanical, Inc.
Tri-City Electrical Contractors, Inc.
Tri-M Corporation, successor by merger with Costa and Rihl, Inc. and Encompass Plumbing,
   Inc.
Tri-State Acquisition Corp.
United Acquisition Corp.

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United Service Alliance, Inc.
Van's Comfortemp Air Conditioning, Inc.
Vantage Mechanical Contractors, Inc.
Vermont Mechanical, Inc.
Wade's Heating & Cooling, Inc.
Watson Electrical Construction Co.
Wayzata, Inc.
Weigold & Sons, Inc.
Willis Refrigeration, Air Conditioning & Heating,
   Inc.
Wilson Electric Company, Inc.
Yale Incorporated

By:              /s/ Gray H. Muzzy
       -------------------------------------
       Gray H. Muzzy
       Vice President
       Acting on Behalf of Each of the Above

       Encompass Management Co.

       By:             /s/ Gray H. Muzzy
             -------------------------------------
             Gray H. Muzzy
             Senior Vice President

       Encompass Electrical Technologies - Rocky
       Mountains, Inc.

       By:   /s/ Daniel W. Kipp
          -------------------------------------
             Daniel W. Kipp
             Vice President

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

                                   ADMINISTRATIVE AGENT/BANK:

                                   BANK OF AMERICA, N.A.
                                   as Administrative Agent and Individually, as a Bank

                                   By:    /s/ William E. Livingstone IV
                                       -----------------------------------------
                                       Name: William E. Livingstone IV
                                       Title: Senior Vice President

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

                                   SYNDICATION-AGENT/BANK:

                                   JPMORGAN CHASE BANK
                                   (formerly known as THE CHASE
                                   MANHATTAN BANK),
                                   as Syndication Agent and
                                   Individually, as a Bank

                                   By: /s/ Michael D. Pickerd
                                       ------------------------------------
                                       Name: Michael D. Pickerd
                                       Title: Senior Vice President Texas Region

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

                                   DOCUMENTATION AGENT/BANK:

                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION
                                   (formerly known as FIRST UNION
                                   NATIONAL BANK),
                                   as Documentation Agent and
                                   Individually, as a Bank

                                   By: /s/ C. Mark Hedrick
                                       -------------------------------
                                       Name: C. Mark Hedrick
                                       Title: Director

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

                                   BANKS:

                                   ABN-AMRO BANK NV

                                   By:    /s/ Mary L. Honda
                                       -------------------------------
                                       Name: Mary L. Honda
                                       Title: Group Vice President

                                   By:    /s/ Judith M. Bresnen
                                       -------------------------------
                                       Name: Judith M. Bresnen
                                       Title: Group Vice President

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

                                   APEX (IDM) CDO I, LTD.

                                   By:    /s/ Glenn Duffy
                                       -------------------------------
                                       Name: Glenn Duffy
                                       Title: Managing Director

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

                                   BANK OF AMERICA, N.A.

                                   By:    /s/ Laura T. Sweet
                                       -------------------------------
                                       Name: Laura T. Sweet
                                       Title: Assistant Vice President

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

                                   THE GOVERNOR AND COMPANY OF
                                   THE BANK OF IRELAND

                                   By:    /s/ G. Hannon
                                       -------------------------------
                                       Name: G. Hannon
                                       Title: Authorized Signatory

                                   By:    /s/ T. Hayes
                                       -------------------------------
                                       Name: T. Hayes
                                       Title: Authorized Signatory

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

                                   BANK LEUMI USA

                                   By:    /s/ Joung Hee Hong
                                       -------------------------------
                                       Name: Joung Hee Hong
                                       Title: Vice President

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

                                   THE BANK OF NOVA SCOTIA

                                   By:    /s/ N. Bell
                                       -------------------------------
                                       Name: N. Bell
                                       Title: Senior Manager

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

                                   BANK ONE, N.A.

                                   By:    /s/William V. Clifford
                                       -------------------------------
                                       Name: William V. Clifford
                                       Title: First Vice President

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

                                   BNP PARIBAS
                                   By:    /s/ Jeff Tebeaux
                                      --------------------------------
                                       Name: Jeff Tebeaux
                                       Title: Associate

                                   By:    /s/ Henry Setina
                                      --------------------------------
                                       Name: Henry Setina
                                       Title: Director

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

                                   CALLIDUS DEBT PARNERS CDO
                                   FUND I, Ltd.

                                   By: CALLIDUS CAPITAL
                                   MANAGEMENT, LLC
                                   its Collateral Manager

                                   By:    /s/ Jerry Nichols
                                      --------------------------------
                                       Name: Jerry Nichols
                                       Title: Managing Director

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

                                   CREDIT LYONNAIS
                                   NEW YORK BRANCH

                                   By:    /s/ Attila Koc
                                       -------------------------------
                                       Name: Attila Koc
                                       Title: Senior Vice President

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

                                   DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS (formerly known as
                                   BANKERS TRUST COMPANY)

                                   By:    /s/ Gregory Shefrin
                                       -------------------------------
                                       Name: Gregory Shefrin
                                       Title: Director

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

                                   ELC (CAYMAN) LTD. CDO
                                   SERIES 1999-1

                                   By:    /s/ Glenn Duffy
                                       ------------------------------
                                       Name: Glenn Duffy
                                       Title: Managing Director

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

                                   FIRST DOMINION FUNDING I

                                   By:    /s/ David H. Lerner
                                       -------------------------------
                                       Name: David H. Lerner
                                       Title: Authorized Signatory

                                   FIRST DOMINION FUNDING II

                                   By:    /s/ David H. Lerner
                                       -------------------------------
                                       Name: David H. Lerner
                                       Title: Authorized Signatory

                                   FIRST DOMINION FUNDING III

                                   By:    /s/ David H. Lerner
                                       -------------------------------
                                       Name: David H. Lerner
                                       Title: Authorized Signatory

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

                                   FLEET NATIONAL BANK

                                   By:    /s/ James J. Shaw
                                       -------------------------------
                                       Name: James J. Shaw
                                       Title: Vice President

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

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION

                                   By:    /s/ William E. Magee
                                       -------------------------------
                                       Name: William E. Magee
                                       Title: Duly Authorized Signatory

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

                                   GMAC COMMERCIAL CREDIT LLC

                                   By:    /s/ Frank Imperato
                                       ----------------------------
                                       Name: Frank Imperato
                                       Title: Senior Vice President

                                   By:______________________________
                                       Name:________________________
                                       Title:_______________________

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

                                   HELLER FINANCIAL, INC.

                                   By:    /s/ William E. Magee
                                       ------------------------------------
                                       Name: William E. Magee
                                       Title: Duly Authorized Signatory

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                                   BANK AUSTRIA
                                   CREDITANSTALT CORPORATE
                                   FINANCE, INC.

                                   By:    /s/ Elizabeth Tallmadge
                                       ------------------------------------
                                       Name:  Elizabeth Tallmadge
                                       Title: Managing Director
                                              Chief Investment Officer

                                   By:    /s/ James T. Li
                                       ------------------------------------
                                       Name:  James T. Li
                                       Title: Associate Director

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

                                   INDOSUEZ CAPITAL FUNDING III,
                                   LIMITED

                                   BY:    INDOSUEZ CAPITAL
                                          as Portfolio Advisor

                                   By:    /s/ Jack Henry
                                       ------------------------------------
                                       Name: Jack Henry
                                       Title: Principal and Portfolio Manager

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                                   ML CBO IV (CAYMAN) LTD.

                                   By:    /s/ Louis Koven
                                       ----------------------------------------
                                       Name: Louis Koven
                                       Title: Executive Vice President
                                              Highland Capital Management, L.P.

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                                   MORGAN STANLEY DEAN WITTER
                                   PRIME INCOME TRUST

                                   By:    /s/ Peter Gewirtz
                                       ----------------------------
                                       Name:  Peter Gewirtz
                                       Title: Vice President

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

                                   NATIONAL CITY BANK

                                   By: /s/ Stephen Bassett
                                      ------------------------------
                                      Name: Stephen Bassett
                                      Title: Assistant Vice President

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

                                   PAM CAPITAL FUNDING L.P.

                                   By:    /s/ Louis Koven
                                       ----------------------------
                                       Name: Louis Koven
                                       Title: Executive Vice President
                                              Highland Capital Management, L.P.

                                   PAMCO CAYMAN LTD.

                                   By:    /s/ Louis Koven
                                       ----------------------------
                                       Name: Louis Koven
                                       Title: Executive Vice President
                                              Highland Capital Management, L.P.

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FIFTH AMENDMENT TO CREDIT AGREEMENT

                                   NORSE CBO, LTD.

                                   By: Regiment Capital Management, LLC
                                       as its Investment Advisor

                                   By: Regiment Capital Advisors, LLC
                                          its Manager and pursuant to delegated
                                          authority

                                   By:    /s/ Timothy Peterson
                                       -------------------------------
                                       Name: Timothy Peterson
                                       Title: President

                                   REGIMENT CAPITAL LTD.

                                   By: Regiment Capital Management, LLC
                                       as its Investment Advisor

                                   By: Regiment Capital Advisors, LLC
                                       its Manager and pursuant to delegated
                                       authority

                                   By:    /s/ Timothy Peterson
                                       -------------------------------
                                       Name: Timothy Peterson
                                       Title: President

                                   PRESIDENT & FELLOWS OF
                                   HARVARD COLLEGE

                                   By: Regiment Capital Management, LLC
                                       as its Investment Advisor

                                   By: Regiment Capital Advisors, LLC
                                          its Manager and pursuant to delegated
                                          authority

                                   By:    /s/ Timothy Peterson
                                       -------------------------------
                                       Name: Timothy Peterson
                                       Title: President

SIGNATURE PAGES TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

                                   SOVEREIGN BANK

                                   By: /s/ Kevin E. Flaherty
                                      --------------------------------
                                      Name:  Kevin E. Flaherty
                                      Title: Senior Vice President

SIGNATURE PAGES TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

                                   THE SUMITOMO TRUST & BANKING
                                   CO., LTD., NEW YORK BRANCH

                                   By:    /s/ Elizabeth A. Quirk
                                       -------------------------------
                                       Name: Elizabeth A. Quirk
                                       Title: Vice President

SIGNATURE PAGES TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

                                   TEXTRON FINANCIAL CORPORATION

                                   By:    /s/ Matthew J. Colgan
                                       -------------------------------
                                       Name: Matthew J. Colgan
                                       Title: Director

SIGNATURE PAGES TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

                                   US BANK NATIONAL ASSOCIATION
                                   (formerly known as MERCANTILE BANK
                                   NATIONAL ASSOCIATION and formerly
                                   known as FIRSTAR BANK)

                                   By:    /s/ Alan R. Milster
                                       -------------------------------
                                       Name: Alan R. Milster
                                       Title: Vice President

SIGNATURE PAGES TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

                                   VAN KAMPEN PRIME RATE INCOME
                                   TRUST

                                   BY:    VAN KAMPEN INVESTMENT
                                          ADVISORY CORP

                                   By:    /s/ Darvin D. Pierce
                                       -------------------------------
                                   Name: Darvin D. Pierce
                                   Title: Executive Director

                                   VAN KAMPEN SENIOR INCOME
                                   TRUST

                                   BY:    VAN KAMPEN INVESTMENT
                                          ADVISORY CORP

                                   By:    /s/ Darvin D. Pierce
                                       -------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Executive Director

                                   VAN KAMPEN CLO I, LIMITED

                                   BY:    VAN KAMPEN INVESTMENT
                                          ADVORSY CORP, as Collateral Manager

                                   By:    /s/ Darvin D. Pierce
                                       -------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Executive Director

                                   VAN KAMPEN CLO II, LIMITED

                                   BY:    VAN KAMPEN INVESTMENT
                                          ADVORSY CORP, as Collateral Manager

                                   By:    /s/ Darvin D. Pierce
                                       -------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Executive Director

SIGNATURE PAGES TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

                                   ZERMATT CBO LIMITED
                                   (by UBS AG, New York Branch, as its
                                   Collateral Manager)

                                   By: /s/ Joseph V. Chapey
                                      ----------------------------
                                      Name:  Joseph V. Chapey
                                      Title: Executive Director

                                   By: /s/ Sandra Ward Castin
                                      ----------------------------
                                      Name:  Sandra Ward Castin
                                      Title: Executive Director

SIGNATURE PAGES TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

                             EXHIBIT 5.16

                         SUBSIDIARY COMPANIES

----------------------------------------------------------------------------------------------
                            Name of Subsidiary                                   Jurisdiction
----------------------------------------------------------------------------------------------
A-1 Mechanical of Lansing, Inc.                                                   Michigan
----------------------------------------------------------------------------------------------
AA Advance Air, Inc.                                                               Florida
----------------------------------------------------------------------------------------------
A-ABC Appliance, Inc.                                                               Texas
----------------------------------------------------------------------------------------------
A-ABC Services, Inc.                                                              Delaware
----------------------------------------------------------------------------------------------
AA Jarl, Inc.                                                                     Delaware
----------------------------------------------------------------------------------------------
Air Conditioning, Plumbing & Heating Service Co., Inc.                            Colorado
----------------------------------------------------------------------------------------------
Aircon Energy Incorporated                                                        California
----------------------------------------------------------------------------------------------
Air Systems, Inc.                                                                 California
----------------------------------------------------------------------------------------------
Airtron, Inc.                                                                     Delaware
----------------------------------------------------------------------------------------------
Airtron of Central Florida, Inc.                                                   Florida
----------------------------------------------------------------------------------------------
American Air Company, Inc.                                                        California
----------------------------------------------------------------------------------------------
AMS Arkansas, Inc.                                                                Arkansas
----------------------------------------------------------------------------------------------
B&R Electrical Services, Inc.                                                     Maryland
----------------------------------------------------------------------------------------------
Building One Commercial, Inc.                                                     Missouri
----------------------------------------------------------------------------------------------
Building One Service Solutions, Inc.                                               Virginia
----------------------------------------------------------------------------------------------
BUYR, Inc.                                                                        Delaware
----------------------------------------------------------------------------------------------
Callahan Roach Products & Publications, Inc.                                      Colorado
----------------------------------------------------------------------------------------------
Cardinal Contracting Corporation                                                   Indiana
----------------------------------------------------------------------------------------------
Central Carolina Air Conditioning Company                                       North Carolina
----------------------------------------------------------------------------------------------
Chapel Electric Co.                                                                 Ohio
----------------------------------------------------------------------------------------------
Charlie Crawford, Inc.                                                            Delaware
----------------------------------------------------------------------------------------------
ChIP Corp.                                                                        Delaware
----------------------------------------------------------------------------------------------
Colonial Air Conditioning Company                                                 Delaware
----------------------------------------------------------------------------------------------
Commercial Air Holding Company                                                    Maryland
----------------------------------------------------------------------------------------------
CONCH Republic Corp.                                                              Delaware
----------------------------------------------------------------------------------------------
Costner Brothers, Inc.                                                          South Carolina
----------------------------------------------------------------------------------------------
Delta Innovations, Ltd.                                                             Ohio
----------------------------------------------------------------------------------------------
Divco, Inc.                                                                      Washington
----------------------------------------------------------------------------------------------
Dynalink Corporation                                                                Ohio
----------------------------------------------------------------------------------------------
EET Holdings, Inc.                                                                Delaware
----------------------------------------------------------------------------------------------
Electrical Contracting, Inc.                                                      California
----------------------------------------------------------------------------------------------
Encompass Capital, Inc.                                                           Maryland
----------------------------------------------------------------------------------------------
Encompass Capital, L.P.                                                             Texas
----------------------------------------------------------------------------------------------
Encompass Central Plains, Inc.                                                    Oklahoma
----------------------------------------------------------------------------------------------
Encompass Constructors, Inc.(fka Atlantic Industrial Constructors, Inc.)           Virginia
----------------------------------------------------------------------------------------------
Encompass Design Group, Inc.                                                      Oklahoma
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies, Inc.(fka Continental Electrical                Delaware
Construction Co.)
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies, Inc.(fka Oil Capital Electric, Inc.)           Oklahoma
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies Central Tennessee, Inc.                         Tennessee
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                            Name of Subsidiary                                   Jurisdiction
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies Eastern Tennessee, Inc.                         Tennessee
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies - Florida, LLC                                  Delaware
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies Georgia, Inc.                                    Georgia
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies - Midwest, Inc.                                 Wisconsin
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies North Carolina, Inc.                          North Carolina
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies North Florida, Inc.                              Florida
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies of Nevada, Inc.                                  Nevada
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies of New England, Inc.                            Delaware
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies of Texas, Inc.                                    Texas
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies Projects Group, Inc.                             Florida
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies - Rocky Mountains, Inc.                         Colorado
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies South Carolina, Inc.                          South Carolina
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies Southeast, Inc.                                  Florida
----------------------------------------------------------------------------------------------
Encompass Electrical Technologies Western Tennessee, Inc.                         Tennessee
----------------------------------------------------------------------------------------------
Encompass Facility Services, Inc.                                                 Delaware
----------------------------------------------------------------------------------------------
Encompass Global Technologies, Inc.                                               Delaware
----------------------------------------------------------------------------------------------
Encompass Ind./Mech. of Texas, Inc.                                               Delaware
----------------------------------------------------------------------------------------------
Encompass Industrial Services Southwest, Inc.                                       Texas
----------------------------------------------------------------------------------------------
Encompass Management Co.                                                          Delaware
----------------------------------------------------------------------------------------------
Encompass Mechanical Services of Elko, Inc.(fka Snyder Mechanical)                 Nevada
----------------------------------------------------------------------------------------------
Encompass Mechanical Services - Rocky Mountains, Inc.                             Colorado
----------------------------------------------------------------------------------------------
Encompass Mechanical Services Southeast, Inc.                                     Mississippi
----------------------------------------------------------------------------------------------
Encompass Power Services, Inc.                                                    Oklahoma
----------------------------------------------------------------------------------------------
Encompass Residential Services of Houston, Inc.(fka Sterling Air                  Delaware
Conditioning)
----------------------------------------------------------------------------------------------
Encompass Services Holding Corp.                                                  Delaware
----------------------------------------------------------------------------------------------
Encompass Services Indiana L.L.C.                                                  Indiana
----------------------------------------------------------------------------------------------
ESR PC, L.P.                                                                        Texas
----------------------------------------------------------------------------------------------
Evans Services, Inc.                                                               Alabama
----------------------------------------------------------------------------------------------
EWG Holdings, Inc.                                                                Delaware
----------------------------------------------------------------------------------------------
FacilityDirect.com, LLC                                                            Virginia
----------------------------------------------------------------------------------------------
Ferguson Electric Corporation                                                     Delaware
----------------------------------------------------------------------------------------------
Fred Clark Electrical Contractor, Inc.                                              Texas
----------------------------------------------------------------------------------------------
Gamewell Mechanical, Inc.                                                       North Carolina
----------------------------------------------------------------------------------------------
Garfield-Indecon Electrical Services, Inc.                                          Ohio
----------------------------------------------------------------------------------------------
Gilbert Mechanical Contractors, Inc.                                              Minnesota
----------------------------------------------------------------------------------------------
GroupMAC Texas L.P.                                                                 Texas
----------------------------------------------------------------------------------------------
Hallmark Air Conditioning, Inc.                                                   Delaware
----------------------------------------------------------------------------------------------
HPS Plumbing Services, Inc.                                                       California
----------------------------------------------------------------------------------------------
HVAC Services, Inc.                                                                 Ohio
----------------------------------------------------------------------------------------------
Interstate Building Services, L.L.C.                                               Virginia
----------------------------------------------------------------------------------------------
Isla Morada LLC                                                                   Delaware
----------------------------------------------------------------------------------------------
Ivey Mechanical Services, L.L.C.                                                    Texas
----------------------------------------------------------------------------------------------
K&N Plumbing, Heating and Air Conditioning, Inc.                                  Delaware
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                            Name of Subsidiary                                   Jurisdiction
----------------------------------------------------------------------------------------------
Laney's, Inc.                                                                     Delaware
----------------------------------------------------------------------------------------------
Lexington/Ivey Mechanical Company, L.L.C.                                         Kentucky
----------------------------------------------------------------------------------------------
Linford Service Co.                                                               California
----------------------------------------------------------------------------------------------
L.T. Mechanical, Inc.                                                             Delaware
----------------------------------------------------------------------------------------------
MacDonald-Miller Co., Inc.                                                       Washington
----------------------------------------------------------------------------------------------
MacDonald-Miller Industries, Inc.                                                Washington
----------------------------------------------------------------------------------------------
MacDonald-Miller of Oregon, Inc.                                                  Delaware
----------------------------------------------------------------------------------------------
MacDonald-Miller Service, Inc.                                                   Washington
----------------------------------------------------------------------------------------------
Masters, Inc.                                                                     Maryland
----------------------------------------------------------------------------------------------
Mechanical Services of Orlando, Inc.                                               Florida
----------------------------------------------------------------------------------------------
Merritt Island Air & Heat, Inc.                                                   Delaware
----------------------------------------------------------------------------------------------
National Network Services, Inc.                                                   Delaware
----------------------------------------------------------------------------------------------
National Network Services Northwest, LLC                                          Delaware
----------------------------------------------------------------------------------------------
Omni Mechanical Company                                                           Oklahoma
----------------------------------------------------------------------------------------------
Omni Mechanical Services                                                          Oklahoma
----------------------------------------------------------------------------------------------
Pacific Rim Mechanical Contractors, Inc.                                          California
----------------------------------------------------------------------------------------------
Paul E. Smith Co., Inc.                                                            Indiana
----------------------------------------------------------------------------------------------
Phoenix Electric Company                                                          Delaware
----------------------------------------------------------------------------------------------
Ray's Plumbing Contractors, Inc.                                                   Florida
----------------------------------------------------------------------------------------------
Regency Electric Company, LLC                                                      Florida
----------------------------------------------------------------------------------------------
Regency Electric Company South Florida Office, Inc.                                Florida
----------------------------------------------------------------------------------------------
Riviera Electric of California, Inc.                                              California
----------------------------------------------------------------------------------------------
Romanoff Electric Corp.                                                              Ohio
----------------------------------------------------------------------------------------------
Roth Companies Incorporated                                                        Indiana
----------------------------------------------------------------------------------------------
Sanders Bros., Inc.                                                             South Carolina
----------------------------------------------------------------------------------------------
Sequoyah Corporation                                                             Washington
----------------------------------------------------------------------------------------------
S. L. Page Corporation                                                             Florida
----------------------------------------------------------------------------------------------
Southeast Mechanical Service, Inc.                                                 Florida
----------------------------------------------------------------------------------------------
Stephen C. Pomeroy, Inc.                                                          Delaware
----------------------------------------------------------------------------------------------
Sun Plumbing, Inc.                                                                 Florida
----------------------------------------------------------------------------------------------
Taylor-Hunt Electric, Inc.                                                           Utah
----------------------------------------------------------------------------------------------
Team Mechanical, Inc.                                                                Utah
----------------------------------------------------------------------------------------------
The Farfield Company                                                              Delaware
----------------------------------------------------------------------------------------------
Tri-City Electrical Contractors, Inc.                                              Florida
----------------------------------------------------------------------------------------------
Tri-M Corporation                                                                Pennsylvania
----------------------------------------------------------------------------------------------
Tri-State Acquisition Corp.                                                        Nevada
----------------------------------------------------------------------------------------------
United Acquisition Corp.                                                             Iowa
----------------------------------------------------------------------------------------------
United Service Alliance, Inc.                                                     Delaware
----------------------------------------------------------------------------------------------
Van's Comfortemp Air Conditioning, Inc.                                            Florida
----------------------------------------------------------------------------------------------
Vantage Mechanical Contractors, Inc.                                              Maryland
----------------------------------------------------------------------------------------------
Vermont Mechanical, Inc.                                                          Delaware
----------------------------------------------------------------------------------------------
Wade's Heating & Cooling, Inc.                                                     Florida
----------------------------------------------------------------------------------------------
Watson Electrical Construction Co.                                              North Carolina
----------------------------------------------------------------------------------------------
Wayzata, Inc.                                                                     Delaware
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                            Name of Subsidiary                                   Jurisdiction
----------------------------------------------------------------------------------------------
Wiegold & Sons, Inc.                                                               Florida
----------------------------------------------------------------------------------------------
Willis Refrigeration, Air Conditioning & Heating, Inc.                               Ohio
----------------------------------------------------------------------------------------------
Wilson Electric Company, Inc.                                                      Arizona
----------------------------------------------------------------------------------------------
Yale Incorporated                                                                 Minnesota
----------------------------------------------------------------------------------------------